                                   THE UNITED STATES
                            SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549

                                        FORM 8-K

                     Current Report Pursuant To Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):  May 25, 2004

                                 INDYMAC BANK, F.S.B.
         as Seller and Servicer, IndyMac Home Equity Loan Trust 2004-1 as
         Issuer, and Deutsche Bank National Trust Company, as Certificate
         Trustee under the Indenture, dated as of March 2, 2004, providing for the issuance of IndyMac Home Equity Loan Trust 2004-1

                 LEHMAN ABS CORP INDYMAC HOME EQUITY LOAN TRUST 2004-1
                 (Exact name of Registrant as specified in its Charter)

                                        DELAWARE
                     (State or Other Jurisdiction of Incorporation)

               333-108503-03                         13-3447441
          (Commission File Number)        (I.R.S. Employer Identification No.)

          3 World Financial Center
          NEW YORK, NY                                  10285
          (Address of principal executive offices)     (Zip Code)

          Registrant's Telephone Number, Including Area Code:  (212) 526-7000

     Item 5.  Other Events

     Attached hereto is a copy of the Monthly Remittance Statements to the
     Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.

     Item 7.  Financial Statement and Exhibits

     Exhibits:  (as noted in Item 5 above)

     Monthly Remittance Statement to the Certificateholders dated as of
     May 25, 2004.

                                     SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of
          1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  Deutsche Bank National Trust Company,
                                  not in it individual capacity, but solely
                                  as a duly authorized agent of the Registrant
                                  pursuant to the Indenture dated as of
                                  March 2,2004.

          Date:  May 26, 2004               By:  /s/  Katherine M. Wannenmacher
                                            Katherine M. Wannenmacher
                                            Vice President

                                   EXHIBIT INDEX

          DOCUMENT

          Monthly Remittance Statement to the Certificateholders
          dated as of May 25, 2004.

	IndyMac Home Equity Loan Trust 2004-1
	Mortgage Pass-Through Certificates

	May 25, 2004 Distribution

	Contents

		TABLE OF CONTENTS

							Page

		1.	Contents				1
		2.	Certificate Payment Report				2
		3.	Collection Account Report				4
		4.	Triggers, Adj. Rate Cert. and Miscellaneous Report				7

			Total Number of Pages				7

		CONTACTS

			Administrator: Brent Hoyler
			Direct Phone Number: (714)247-6322
			Address: Deutsche Bank
			1761 E. St. Andrew Place, Santa Ana, CA 92705

			Web Site: https://www.corporatetrust.db.com/invr
			Factor Information: (800) 735-7777
			Main Phone Number: (714) 247-6000

ISSUANCE INFORMATION

	Seller:	IndyMac Bank					Cut-Off Date: February 1, 2004
	Certificate Insurer(s):						Closing Date: March 2, 2004
							First Payment Date: March 25, 2004
	Servicer(s):	IndyMac Bank

							Distribution Date: May 25, 2004
	Underwriter(s):	Lehman Brothers Underwriter					Record Date: May 24, 2004

					Page 1 of 7					© COPYRIGHT 2004 Deutsche Bank
	IndyMac Home Equity Loan Trust 2004-1
	Mortgage Pass-Through Certificates
	Series 2004-01
	Certificate Payment Report for May 25, 2004 Distribution

	Distribution in Dollars - Current Period
				Prior						Current
	Class	Original		Principal			Total	Realized	Deferred	Principal
Class	Type	Face Value		Balance	Interest	Principal	Distribution	Losses	Interest	Balance
				(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)

NOTE	500,012,000.00			500,012,000.00	491,400.68	-	491,400.68	-	-	500,012,000.00
TRANSFEROR	-			-	11,805.83	-	11,805.83	-	-	-

Total	500,012,000.00			500,012,000.00	503,206.51	-	503,206.51	-	-	500,012,000.00

	Interest Accrual Detail			Current Period Factor Information per $1,000 of Original Face
					Orig. Principal	Prior				Current
	Period	Period			(with Notional)	Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
						(1)	(2)	(3)	(4)=(2)+(3)	(5)

NOTE	04/26/04	05/24/04	A-Act/360	45661AAA0	500,012,000.00	1,000.000000	0.982778	-	0.982778	1,000.000000
TRANSFEROR			-		-	-	-	-	-	-

						Page 2 of 7				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Home Equity Loan Trust 2004-1
	Mortgage Pass-Through Certificates
	Series 2004-01
	Certificate Payment Report for May 25, 2004 Distribution

	Distribution in Dollars - to Date
										Current
	Original			Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest		Principal	Principal	Principal	Distribution	Losses	Interest	Balance
	(1)	(2)		(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)

NOTE	500,012,000.00	1,418,124.31		-	-	-	1,418,124.31	-	-	500,012,000.00
TRANSFEROR	-	33,334.12		-	-	-	33,334.12	-	-	-

Total	500,012,000.00	1,451,458.43		-	-	-	1,451,458.43	-	-	500,012,000.00

	Interest Detail
	Pass-	Prior Principal			Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)		Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance		Interest	Interest SF	Interest	Adjustments	Interest	Interest	Interest
				(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)

NOTE	1.22000%	500,012,000.00		491,400.68	-	-	-	491,400.68	491,400.68	-
TRANSFEROR	-			-	-	-	-	-	11,805.83	38,128.00

Total	500,012,000.00			491,400.68	-	-	-	491,400.68	503,206.51	38,128.00

						Page 3 of 7				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Home Equity Loan Trust 2004-1
	Mortgage Pass-Through Certificates

	Collection Account Report for May 25, 2004 Distribution

	Collection Account Report

SUMMARY							TOTAL

	Principal Collections						0.00
	Interest Collections						511,540.05
	Interest Withdrawals						(7,916.86)
	Interest Fees						(416.68)
	Interest Other Accounts						0.00

	AVAILABLE FUNDS TO BONDHOLDERS						503,206.51

PRINCIPAL - COLLECTIONS							TOTAL
SPACE INTENTIONALLY LEFT BLANK

			Page 4 of 7				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Home Equity Loan Trust 2004-1
	Mortgage Pass-Through Certificates

	Collection Account Report for May 25, 2004 Distribution

	Collection Account Report

PRINCIPAL - WITHDRAWALS							TOTAL
SPACE INTENTIONALLY LEFT BLANK

PRINCIPAL - OTHER ACCOUNTS							TOTAL
SPACE INTENTIONALLY LEFT BLANK

INTEREST - COLLECTIONS							TOTAL

	Interest Recieved On Underlying, IN04H1 CLASS A INTEREST						511,540.05
	Principal On Underlying, IN04H1 CLASS A PRINCIPAL						0.00

	TOTAL IN NOTE PAYMENT ACCOUNT						511,540.05

			Page 5 of 7				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Home Equity Loan Trust 2004-1
	Mortgage Pass-Through Certificates

	Collection Account Report for May 25, 2004 Distribution

	Collection Account Report

INTEREST - WITHDRAWALS							TOTAL

	Payment to Certificate Trust						7,916.86

	TOTAL INTEREST WITHDRAWLS						7,916.86

INTEREST - OTHER ACCOUNTS							TOTAL
SPACE INTENTIONALLY LEFT BLANK

INTEREST - FEES							TOTAL

	Indenture Trustee fees						416.68
	Payment to Certificate Trustee						7,916.86

	TOTAL INTEREST FEES						416.68

			Page 6 of 7				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Home Equity Loan Trust 2004-1
	Mortgage Pass-Through Certificates

	Triggers, Adj. Rate Cert. and Miscellaneous Report for May 25, 2004 Distribution

	Triggers, Adj. Rate Cert. and Miscellaneous Report

TRIGGER EVENTS							TOTAL
SPACE INTENTIONALLY LEFT BLANK

ADJUSTABLE RATE CERTIFICATE INFORMATION							TOTAL
SPACE INTENTIONALLY LEFT BLANK

ADDITIONAL INFORMATION							TOTAL

	INSURANCE POLICY DRAW AMOUNT						0.00

	(x) Guranteed Interest Draw Amount						0.00
	(y) Guranteed Principal Draw Amount						0.00
	(z) Guranteed Backstop Amount						0.00
	Total Insurance Policy Draw Amount						0.00

	Has Rapid Amortization event occured?
	Months to Mandatory Auction Payment Date						21.00

	LIBOR Determination Date						3809900.000000%
	LIBOR Rate						0.01

			Page 7 of 7				© COPYRIGHT 2004 Deutsche Bank